UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 26, 2000


                                KITTY HAWK, INC.
               (Exact name of registrant as specified in charter)


         Delaware                   0-25202                   75-2564006
     (State or other       (Commission File Number)         (IRS Employer
     jurisdiction of                                     Identification No.)
      incorporation)

  1515 West 20th Street
     P.O. Box 612787
    Dallas/Fort Worth
  International Airport,
          Texas
  (Address of principal                                        75261
    executive offices)                                      (Zip Code)

       Registrant's telephone number, including area code: (972) 456-2200

                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      On May 26, 2000, Ernst & Young LLP resigned as the independent accountant of Kitty Hawk, Inc. ("Registrant").

      The reports of Ernst &Young LLP on the Registrant's financial statements for each of the fiscal years ended December 31, 1998 and 1997, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

      In connection with the audits of the Registrant's financial statements for each of the fiscal years ended December 31, 1998 and 1997, there were no disagreements between the Registrant and Ernst &Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which if not resolved to the satisfaction of Ernst &Young LLP would have caused Ernst & Young LLP to make reference to the matter in their report. The Registrant has requested Ernst & Young LLP to furnish a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated June 5, 2000 is filed as Exhibit 16.1 to this Form 8-K.

      At the Registrant's April 18, 2000 Audit Committee meeting, Ernst & Young LLP advised the Registrant of the need to expand the scope of its audit of the 1999 financial statements of the Registrant. The Registrant's Audit Committee was in agreement with the scope expansion. However, Ernst & Young LLP resigned prior to commencing the scope expansion and no opinion on the Registrant's financial statements for the fiscal year ended December 31, 1999 was ever issued. However, as of the date of Ernst & Young LLP's resignation, there were no disagreements between the Registrant and Ernst &Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which if not resolved to the satisfaction of Ernst &Young LLP would have caused Ernst & Young LLP to make reference to the matter in their report, if one were to be issued.

      The Registrant has not engaged a new independent accountant to audit its financial statements.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

      16.1        Letter on Change in Registrant's Certifying Accountant.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    KITTY HAWK, INC.

Date: June 2, 2000
                                    By:   /s/ TILMON J. REEVES
                                         ---------------------
                                    Name:     Tilmon J. Reeves
                                    Title:    Chairman of the Board and
                                              Chief Executive Officer

                                  EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION

16.1              Letter on Change in Registrant's Certifying Accountant.